MS Tech Conference Presentation March 5, 2014 Exhibit 99.1

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FORWARD LOOKING STATEMENTS
AND OTHER IMPORTANT CAUTIONS

Statements in this presentation which are not statements of historical fact, including but not limited to statements concerning our expected future growth opportunities, our financial guidance for fiscal year 2014, our long term annual growth rate expectations and our expectations regarding future interest expense, are “forward-looking statements” (as defined in the U.S. Private Securities
Litigation Reform Act of 1995). These forward-looking statements are based on our current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Some of the key factors that could cause actual results to differ from our expectations include: the rate of growth of the SMB market for our solutions; our inability to maintain a high level of subscriber satisfaction; our inability to continue to add new subscribers and increase sales to our existing subscribers; system or Internet failures; our dependence on establishing and maintaining strong brands; our inability to maintain or improve our competitive position or market share; the loss of strategic relationships or alliances with third parties; our inability to integrate recent or potential future acquisitions; the business risks of international operations; the loss or unavailability of any of our co-located data centers; our recognition of revenue for subscription-based services over the term of the applicable subscriber agreement; the occurrence of security or privacy breaches; and adverse consequences of our substantial level of indebtedness.
You are cautioned to not place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to us on this date and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes data based on our internal estimates.  While we believe that our internal estimates are reasonable, no independent source has verified such estimates.
The information on, or that can be accessed through, any of our websites is not deemed to be incorporated in this presentation or to be part of this presentation.

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AGENDA

•
Endurance Overview
•
Q4 & Full Year 2013 Results and Future
Guidance
•
Long Term Future Growth Drivers
•
Supplemental Information
Hari Ravichandran
Founder, CEO
Tiv Ellawala
CFO

ENDURANCE OVERVIEW 4

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WHAT WE DO
Cloud
Enablement
Platform
We Get Them
Found
We Get Them
Found
We Help Them
Grow
We Help Them
Grow
• Domains
• Email
• Site Builders
• Shared Hosting
• Security
• Site Backup
• Mobile
• AdWords
• SEM / SEO Services
• Social Media
• BI and Analytics
• Virtualized / Managed
Hosting
• Email Marketing
• Productivity Solutions
• eCommerce
• Professional Services

Growing Subscribers

- Multi-Channel
- Multi-Brand

Growing ARPS

- Multi-Product
- Multi-Engagement

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HOW WE DO IT
• Better adoption rates
• Better customer education
• Most current products
• Higher priced products
• 400,000 online partners
• Success-based marketing
• Better conversion
• Better segmentation

Subscribers Referrals
Online Direct & Reseller
Partnerships
Products
Geographic Diversity
3.5M
SUBSCRIBERS

endurance.com / GROWING SUBSCRIBERS MULTI-CHANNEL 7

We Serve Diverse Subscribers Through Multiple Brands

Geeks and Gear Heads
bluehost
Creative Connectors
FatCow
homestead
Get a site · Get found · Get customers
Low-Touch SMBs
iPage
GET YOUR BUSINESS ONLINE
High-Touch SMBs
International SMBs
INDIA
GET YOUR BUSINESS ONLINE
Networked Enterprise
bluehost
Integrated Operations Platform

endurance.com / GROWING SUBSCRIBERS MULTI-BRAND 8

Delivery Platforms
Solutions Suite
Web Presence
Compute & Security
Marketing
Productivity
goMobi
weebly
BIG Commerce
LOGICBOXES
SiteLock
Symantec
openstack
Parallels
MySQL Databases
Site Backup & Restore
Google AdWords
yp
Constant Contact
SEO GEARS
emailbrain
OX
Exchange
SUGARCRM
SANSTORAGE & BANDWIDTH
Integration Layer / Cloud Enablement Platform

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GROWING ARPS
MULTI-PRODUCT

Brand Sites Control Panel Sales Floor Marketplace
Catalog Provisioning Billing
Support
Storage Network Compute Data
90%
90% of revenues from
Endurance owned
products

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GROWING ARPS
MULTI-ENGAGEMENT

Engaging Subscribers At The Right Time
Life Stage
Event
Triggered
Event
With the Right Messages
Listen
Teach
Sell
In the Right Channel & Touchpoint
Website Email Advisor Social Mojo Mobile
Observe their behavior
across touchpoints
Engage them where
they are most active
Promote only where
they are responsive
In the Right Way

High Quality Products
Cloud Enablement Technology Platform
High Quality Subscribers

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THE ENDURANCE DIFFERENCE

SUPERIOR PERFORMANCE
attracts
who demand
Best in class
Cloud Enablement Technology Platform
High quality Subscribers
who
view web presence as mission critical
High quality Products
that
drive revenue growth
When combined, these advantages
yield SUPERIOR PERFORMANCE

Q4 & FULL YEAR 2013 RESULTS & FUTURE GUIDANCE 12

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Q4 & 2013 BUSINESS HIGHLIGHTS

Exceeded Adjusted Revenue, Adjusted EBITDA & UFCF Guidance
• Q4 2013 Adjusted Revenue of $137M, $3M ahead of guidance
• Q4 2013 Adjusted EBITDA and UFCF of $46M and $38M,
respectively, over $3M ahead of guidance
Increased Total Subscribers on Platform and Grew ARPS
• Increased total subscribers on platform by 62,000 for Q4 2013, totaling to over 3.5 million
• Grew ARPS  to $13.15 for Q4 2013 while maintaining a favorable
99% MRR renewal rate
Completed IPO, Refinanced Debt and Closed Directi Acquisition
• Completed initial public offering in Q4 and used a portion of the proceeds to refinance our debt and reduce borrowing costs
• Closed Directi acquisition in January 2014, substantially increasing our footprint in emerging markets

11% CAGR
2,857
3,223
3,502
2011
2012
2013

12.92
13.09
9%
10.58
11.54
FY 2012 PF
FY 2013
Without 2012 acquisitions
2012 acquisitions

99%
99%
FY 2012 PF
FY 2013

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FY OPERATING METRICS
Subscriber data is pro-forma for acquisitions and represents organic growth in subscribers.

Total Subscribers (‘000s)
MRR Retention Rate
ARPS ($)
Added 279,000 organic subscribers in 2013

520.3
78%
292.2
FY 2012
FY 2013

474.1
528.1
17%
272.9
318.2
FY 2012 PF
FY 2013
Without 2012 acquisitions
2012 acquisitions

207.9
55%
133.7
FY 2012
FY 2013

166.5
64%
101.7
FY 2012
FY 2013

endurance.com / FY KEY FINANCIAL METRICS 15 GAAP Revenue ($M) UFCF ($M) Adj. Revenue ($M) Adj. EBITDA ($M)

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CAPITALIZATION & DEBT
Annual interest expense for term debt is based on the current first lien loan balance and interest rates.
Sept 30 Adjusted EBITDA reflects guidance given during Q3 earnings call, Dec 31 reflects actual results.

Sept 30, 2013 Dec 31, 2013
Revolver $0 $0
First Lien Debt 884 1,047
Second Lien Debt 315 0
Total Senior Debt $1,199 $1,047
Deferred Purchase Obligations 29 29
Total Debt $1,228 $1,076
Cash 33 69
Net Debt $1,195 $1,007
2013 Adjusted EBITDA Guidance : Actual EBITDA 204 208
Annual Interest Expense for Term Debt $88 $53
Numbers in $M
$35M
savings

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FUTURE GUIDANCE

FY 2014
~$145 - $147M
~$55- $57M
Q1 2014
~$180-190M ~$42- $44M
~$230-235M
~$630-635M
Long Term Annual
Growth
Mid-teens
High-teens
High-teens
Adjusted Revenue
Adjusted EBITDA
Unlevered FCF
Figures above are estimates based on our expectations as of the date of this presentation.

THE FUTURE LONG TERM GROWTH DRIVERS 18

HostGator
resellerclub
BIGROCK
Domains, Websites and more...
LOGICBOXES

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OPPORTUNITIES FOR GROWTH
Growing Subscribers
Multi-Channel
Goal:
Add more high quality subscribers
Investment:
Additional sales and marketing
spend over prior year
Objective:
Drive revenue growth in 2015 and
beyond
Multi-Brand
Goal:
Expand presence in emerging markets
Investment:
Acquisition of Directi
Objective:
Continue to leverage multi-brand
concept to capitalize on emerging market
growth

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OPPORTUNITIES FOR GROWTH
Growing ARPS
Multi-Product
Goal:
Enhance flexibility to grow with SMBs
Investment:
Capital spending investments
behind cloud infrastructure platform
Objective:
Create environment where
customers can seamlessly scale up or
down depending on product needs
Multi-Engagement
Goal:
Address customer appetite for
increasingly sophisticated product suite
Investment:
Sales/support and capital spend
Objective:
Expand sales floor to better
market high touch products and services

endurance.com / endurance.com / SUPPLEMENTAL INFORMATION 21

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SUMMARY BALANCE SHEET

($M)
December 31,
2012
December 31,
2013
Cash & Cash Equivalents
23.2 66.8
Restricted Cash
0.9 2.0
Other Current Assets
44.0 50.0
Current Assets
68.1 118.8
Property & Equipment – Net
34.6 49.7
Goodwill & Other Intangible Assets – Net
1,417.4 1,390.4
Other Assets
18.0 22.0
Total Assets 1,538.1 1,580.9
($M)
December
31, 2012
December 31,
2013
Accounts Payable & Accrued Expenses
39.3 43.4
Deferred Revenue
187.4 249.5
Other Liabilities
33.9 36.0
Revolver
15.0 -
Term Debt
1,115.0 1,047.4
Deferred Consideration
77.4 28.6
Total Liabilities
1,468.0 1,404.9
Redeemable Non-Controlling Interest
- 20.7
Shareholders’ Equity
70.1 155.3
Total Liabilities, Redeemable Non-Controlling
Interest & Shareholder’s Equity
1,538.1 1,580.9

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NON – GAAP RECONCILIATION
STATEMENT

Three months
Ended 12/31
Full Year
2012 2013 2012 2013
Revenue $117 $136 $292 $520
Purchase accounting adjustment 7 1 64 7
Pre-acquisition revenue from acquired properties 1 0 118 1
Adjusted revenue $125 $137 $474 $528
Total subscribers 3,223 3,502 3,223 3,502
ARPS $13.14 $13.15 $12.92 $13.09
Adjusted revenue attributable to 2012 acquisitions 51 54 201 210
Adjusted revenue excluding revenue attributable to 2012 acquisitions $74 $83 $273 $318
Total subscribers excluding subscribers attributable to 2012 acquisitions 2,224 2,372 2,224 2,372
ARPS excluding 2012 acquisitions $11.19 $11.75 $10.58 $11.54
Net loss $(73) $(68) $(139) $(160)
Stock-based compensation 1 10 2 11
(Gain) loss on sale of property and equipment 0 0 0 0
Loss of unconsolidated entities 0 2 0 2
Dividend - related payments 10 0 10 0
Amortization of intangible assets 31 27 88 106
Amortization of deferred financing costs 40 3 43 3
Changes in deferred revenue (inclusive of impact of purchase accounting) 11 7 104 51
Loan prepayment penalty 11 6 11 6
Transaction expenses and charges 1 28 12 39
Integration and restructuring expenses 0 5 0 46
Tax-affected impact of adjustments (40) (1) (103) (6)
Adjusted net income $(8) $19 $28 $98
Depreciation 3 6 7 19
Income tax expense (benefit) 0 (2) 27 2
Interest expense, net (net of impact of amortization of deferred financing costs) 38 23 72 89
Adjusted EBITDA $33 $46 $134 $208
Change in operating assets and liabilities, net of acquisitions 11 0 (4) (7)
Capital expenditures (16) (8) (28) (34)
Income tax (excluding deferred tax) (0) (0) (0) (1)
Unlevered free cash flow $28 $38 $102 $166
Net cash interest paid (net of change in accrued loan interest) (20) (19) (53) (83)
Free Cash Flow $8 $19 $49 $83

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NON-GAAP FINANCIAL MEASURES
Adjusted net income, adjusted EBITDA, unlevered free cash flow, free cash flow, adjusted revenue, average revenue per subscriber and net debt are non-GAAP financial measures and should not be considered as alternatives to net income, cash flow from operations, revenue or any other measure of financial performance calculated and presented in accordance with GAAP. We believe these non-GAAP financial measures are helpful to investors because we believe they reflect the operating performance of our business and help management and investors gauge our ability to generate cash flow, excluding some recurring and non-recurring expenses that are included in the most directly comparable measures calculated and presented in accordance with GAAP.
We have included one non-GAAP financial measure in our Q4 2013 earnings release, free cash flow (FCF), that we have not previously provided.
We believe that reporting FCF will be helpful to investors because we believe FCF helps investors to gauge our ability to generate cash flow after taking into consideration cash interest associated with our indebtedness. In addition, in connection with adding this financial measure, we have revised the definitions of adjusted net income and adjusted EBITDA previously reported in our final prospectus filed with the SEC on October 25,
2013 pursuant to Rule 424(b) under the Securities Act in connection with our initial public offering and our Form 10-Q for the period ended
September 30, 2013 filed with the SEC on December 6, 2013, since we believe that including these revisions is appropriate in order to reconcile cash flows from (used in) operating activities to FCF. We believe that our revisions to the amounts previously reported for adjusted net income and adjusted EBITDA are not material. Please see our Q4 2013 earnings release for additional information.
Adjusted Net Income - Adjusted net income is a non-GAAP financial measure that we calculate as consolidated net income (loss) plus (i) changes in deferred revenue inclusive of purchase accounting adjustments related to acquisitions, amortization, stock-based compensation expense, loss of unconsolidated entities, net loss on sale of property and equipment, expenses related to integration of acquisitions and restructurings, any dividend-
related payments accounted for as compensation expense, transaction expenses and charges including costs associated with certain litigation matters and preparation for our initial public offering, less (ii) earnings of unconsolidated entities and net gain on sale of property and equipment and
(iii) the estimated tax effects of the foregoing adjustments. Due to our history of acquisitions and financings, we have incurred accounting charges and expenses that obscure the operating performance of our business. We believe that adjusting for these items and the use of adjusted net income is useful to investors in evaluating the performance of our company.
Adjusted EBITDA - Adjusted EBITDA is a non-GAAP financial measure that we calculate as adjusted net income plus interest expense, depreciation, and change in income tax expense (benefit). We manage our business based on the cash collected from our subscribers and the cash required to acquire and service those subscribers. We believe highlighting cash collected and cash spent in a given period is valuable insight for an investor to gauge the overall health of our business. Under GAAP, although subscription fees are paid in advance, we recognize the associated revenue over the subscription term, which does not fully reflect short-term trends in our operating results.

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NON-GAAP FINANCIAL MEASURES (CONT.)
Unlevered Free Cash Flow - Unlevered free cash flow, or UFCF, is a non-GAAP financial measure that we calculate as adjusted EBITDA plus change in operating assets and liabilities (other than deferred revenue) net of acquisitions less capital expenditures and income taxes excluding deferred tax. We believe the most useful indicator of our operating performance is the cash generating potential of our company prior to any accounting charges related to our acquisitions. We have substantial indebtedness primarily as a result of the December 2011 acquisition of a controlling interest in our company by investment funds and entities affiliated with Warburg Pincus and Goldman Sachs and a substantial dividend payment in November 2012. We also believe that because our business has meaningful data center and related infrastructure requirements, the level of capital expenditures required to run our business is an important factor for investors. We believe UFCF is a useful measure that captures the effects of these issues.
Free Cash Flow - Free cash flow, or FCF, is a non-GAAP financial measure that we calculate as unlevered free cash flow less interest expense. We believe that this presentation of free cash flow provides investors with an additional indicator of our ability to generate positive cash flows after meeting our obligations with regards to payment of interest on our outstanding indebtedness.
Adjusted Revenue - Adjusted revenue is a non-GAAP financial measure that we calculate as GAAP revenue adjusted to exclude the impact of any fair value adjustments to deferred revenue resulting from acquisitions and to include the revenue generated from subscribers we added through business acquisitions as if those acquired subscribers had been our subscribers since the beginning of the period presented. We believe that excluding fair value adjustments to deferred revenue is useful to investors because it shows our revenue prior to purchase accounting adjustments related to our acquisitions, and that including revenue from acquired subscribers in this manner provides a helpful comparison of the organic revenue generated from our subscribers from period to period.
Average Revenue per Subscriber - Average revenue per subscriber, or ARPS, is a non-GAAP financial measure that we calculate as the amount of adjusted revenue we recognize from subscribers in a period divided by the average of the number of total subscribers at the beginning of the period and at the end of the period. We believe ARPS is an indicator of our ability to optimize our mix of products and services and pricing, and sell products and services to new and existing subscribers.
Net Debt - Net debt is a non-GAAP financial measure that we calculate as total debt (which is defined as the sum of the current portion of notes payable, notes payable – long term, deferred consideration – short term and deferred consideration as presented on our balance sheet) plus deferred consideration for the purchase price of acquisitions, less cash and cash equivalents. We use net debt to evaluate our capital structure.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on our reported financial results. Further, interest expense, which is excluded from some of our non-GAAP measures, has and will continue to be for the foreseeable future a significant recurring expense in our business. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included with this presentation, and not to rely on any single financial measure to evaluate our business.